Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 31, 2024 (the “Amendment Effective Date”), by and among FOX FACTORY HOLDING CORP., a Delaware corporation (the “Borrower”), certain of the Borrower’s subsidiaries identified on the signature pages hereto (together with the Borrower, each a “Loan Party” and collectively, the “Loan Parties”), certain of the Lenders (as herein defined) identified on the signature pages hereto as the “Required Lenders” (the “Required Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).
RECITALS
WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of April 5, 2022 (as amended pursuant to that certain First Incremental Facility Amendment, dated as of November 14, 2023, that certain Second Amendment to Credit Agreement and First Amendment to Guaranty and Security Agreement, dated as of June 5, 2024, and as further amended, restated, supplemented, replaced, increased, refinanced or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has notified the Administrative Agent that it is requesting that (a) the Credit Agreement be amended pursuant to the terms hereof and (b) the Administrative Agent and the Required Lenders amend the Credit Agreement to effect such amendments as may be necessary or appropriate in connection with the foregoing; and
WHEREAS, in accordance with the terms of the Credit Agreement, the Administrative Agent, the Required Lenders and the Loan Parties agree that the Credit Agreement is hereby, subject to the terms and conditions of this Amendment, amended as provided below in order to effect the terms, conditions and amendments set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Administrative Agent, the Required Lenders and the Loan Parties hereby agree as follows:
Section 1.    Definitions.  Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Section 2.    Amendments to the Credit Agreement. From and after the Amendment Effective Date (as defined below), the Credit Agreement shall be amended by deleting Section 7.01 therein and inserting a new Section 7.01 as set forth below in replacement thereof:
Section 7.01 Consolidated Net Leverage Ratio.

The Borrower will maintain, (i) as of the end of each Fiscal Quarter ending after the Closing Date through the Fiscal Quarter ending June 30, 2024, a Consolidated Net Leverage Ratio of not greater than 4.00:1.00, (ii) as of the end of the Fiscal Quarter ending September 27, 2024, a Consolidated Net Leverage Ratio of not greater than 4.75:1.00, (iii) as of the end of the Fiscal Quarter ending January 3, 2025, a Consolidated Net Leverage Ratio of not greater than 4.75:1.00, (iv) as of the end of the Fiscal Quarter ending April 4, 2025, a Consolidated Net Leverage Ratio of not greater than 4.25:1.00 and (v) as of the end of the Fiscal Quarter ending July 4, 2025 and each Fiscal Quarter thereafter, a Consolidated Net Leverage Ratio of not greater than 4.00:1.00; provided, that such permitted ratio shall, at the Borrower’s election, increase by 0.50:1.00 for the first four Fiscal Quarters following a Permitted Acquisition exceeding $75,000,000; provided further, that, no such election by the Borrower shall cause the permitted ratio to exceed 4.75:1.00.
Section 3.    Conditions Precedent to Effectiveness. This Amendment shall become effective as of the day and year first set forth above (the “Amendment Effective Date”) upon the satisfaction or waiver of the following conditions:
a.Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment, executed by a duly authorized officer of each party hereto.

b.Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by any Loan Party on or prior to the date hereof, including (i) those fees set forth in that certain Third Amendment Fee Letter, dated as of the Amendment Effective Date, by and between the Borrower and the Administrative Agent and (ii) to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower under any Loan Document.
Section 4.    Amendment Agreement is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
Section 5.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and the Lenders, that, (a) the representations and warranties made by such Loan Party set forth in the Loan Documents to which it is a party are true and correct in all material respects (except to the extent any such representation and warranty by its terms is qualified by materiality or Material Adverse Effect, in which case such representation and warranty (as so qualified) is true and correct in all respects), in each case on and as of the date hereof (or true and correct in all material respects of a specified date, if earlier) and (b) no Default or Event of Default exists, or would result, from the consummation of the transactions contemplated by this Amendment on the date hereof.
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Section 6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents to which it is a party and (c) agrees that this Amendment does not operate to reduce or discharge its obligations under the Loan Documents to which it is a party.
Section 7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted by such Loan Party in or pursuant to the Loan Documents to which it is a party are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted by such Loan Party in or pursuant to the Loan Documents to which it is a party.
Section 8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
Section 9.    Counterparts; Delivery. This Amendment may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment. Subject to Section 11.18 of the Credit Agreement, execution of this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be.
Section 10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[Signature Page Follows]
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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Corey Coward
Name: Corey Coward
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement

REQUIRED LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Corey Coward
Name: Corey Coward
Title: Senior Vice President

REQUIRED LENDERS:
Bank of America, NA, as a Lender

By: /s/ Ryan Maples
Name: Ryan Maples
Title: Senior Vice President

REQUIRED LENDERS:
PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Larry D. Jackson
Name: Larry D. Jackson
Title: Senior Vice President

REQUIRED LENDERS:
CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Alfredo Wang
Name: Alfredo Wang
Title: Duly Authorized Signatory

REQUIRED LENDERS:
CITIZENS BANK,
as a Lender

By: /s/ Douglas Kennedy
Name: Douglas Kennedy
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement

REQUIRED LENDERS:
HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Ketak Sampat
Name: Ketak Sampat
Title: Senior Vice President

REQUIRED LENDERS:
REGIONS BANK,
as a Lender

By: /s/ Cheryl L. Shelhart
Name: Cheryl L. Shelhart
Title: Managing Director

REQUIRED LENDERS:
TD Bank, NA

By: /s/ Kristen Schmidt
Name: Kristen Schmidt
Title: Managing Director

REQUIRED LENDERS:
BANK UNITED, N.A.,
as a Lender

By: /s/ Adam Gordon
Name: Adam Gordon
Title: Southeast Regional Executive

Signature Page to Third Amendment to Credit Agreement

BORROWER:
FOX FACTORY HOLDING CORP.,
a Delaware corporation
By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
Signature Page to Third Amendment to Credit Agreement

OTHER LOAN PARTIES:
FOX FACTORY, INC.,
a California corporation

By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

ST USA HOLDING CORP.,
a Delaware corporation

By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

FF US ACQUISITION CORP.,
a Delaware corporation

By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

SCA PERFORMANCE HOLDINGS, INC.,
a Delaware corporation

By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

SCA PERFORMANCE, INC.,
a Delaware corporation

By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

ROCKY RIDGE TRUCKS, INC.,
a Delaware corporation

By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

CWH BLOCKER CORP.,
a Delaware corporation

By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer
:

CWH HOLDCO LLC,
a Delaware limited liability company

By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

CUSTOM WHEEL HOUSE, LLC,
a Delaware limited liability company

By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

WHEELHOUSE HOLDINGS INC.,
a Delaware corporation
By: /s/ Dennis C. Shemm
Name: Dennis C. Schemm
Title: Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

MARUCCI SPORTS, LLC,
a Delaware limited liability company
By: /s/ Brendan R. Enick
Name: Brendan R. Enick
Title: Treasurer

Signature Page to Third Amendment to Credit Agreement